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                                                                     EXHIBIT 4.1

COMMON STOCK
COMMON STOCK
OVERNITE CORPORATION
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA
CUSIP 690322 10 2
SEE REVERSE FOR
CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.01 PAR
VALUE EACH OF
OVERNITE CORPORATION
transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
      This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
SECRETARY
CHIEF EXECUTIVE OFFICER AND PRESIDENT
COUNTERSIGNED AND REGISTERED:
FIRST UNION NATIONAL BANK
(Charlotte, N.C.)
TRANSFER AGENT
AND REGISTRAR
BY


AUTHORIZED SIGNATURE
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OVERNITE CORPORATION

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST IN WRITING TO THE OFFICE OF THE CORPORATION IN RICHMOND, VIRGINIA AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS, LIMITATIONS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY CLASS AUTHORIZED TO BE ISSUED IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF FUTURE SERIES OR CLASSES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-
TEN ENT-
JT TEN-
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACTu                         Custodian
                                   (Cust)                               (Minor)
                       under Uniform Gifts to Minors Act
                                                                        (State)
UNIF TRAN MIN ACTu                    Custodian
                                   (Cust)                               (Minor)

                     under Uniform Transfers to Minors Act
                                                                        (State)
Additional abbreviations may also be used though not in the above list.
For value received,            hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.